UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 1, 2009
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	36-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)
(313) 758-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 — Regulation FD
Item 2.02 Results of Operations and Financial Condition.
On May 1, 2009, American Axle & Manufacturing Holdings, Inc., (the “Company” or “AAM”) issued a press release regarding AAM’s financial results for the three months ended March 31, 2009. A copy of the press release is furnished as Exhibit 99.1.
Item 7.01 Regulation FD
AAM’s cash and liquidity update:
•	As of March 31, 2009, AAM had approximately $330 million of liquidity, consisting of available cash, short-term investments and committed borrowing capacity on its Revolving Credit Facility.
AAM’s capital spending outlook:
•	AAM expects full year capital spending in 2009 to be approximately $140 million — $150 million.
AAM’s new business backlog:
•	AAM’s new and incremental new business backlog is approximately $1.2 billion and launches in the years 2009 — 2013.

•	AAM is currently bidding on approximately $800 million of new business, of which, approximately 90% is non-GM business related quotes.
Impact of GM and Chrysler extended production shutdowns on AAM:
•	AAM is accelerating the idling and consolidation of operations at our Detroit Manufacturing Complex in order to transition to new, lower customer and market requirements.

•	AAM currently estimates that the extended production shutdowns will reduce sales by approximately $250 million and will adversely impact operating results by approximately $80 million — $85 million during the second and third quarters of 2009.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about AAM’s cash and liquidity, capital spending outlook, new business backlog, and operating results all of which are inherently uncertain and should be viewed with caution. Actual results and experience may differ materially due to many factors and risks that are discussed in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q. It is not possible to foresee or identify all such factors and we assume no obligation to update any forward-looking statements or to disclose any subsequent facts, events or circumstances that may affect their accuracy.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description	Method of Furnishing
99.1	Press release dated May 1, 2009	Furnished with this Report

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date: May 1, 2009	By:	/s/ Michael K. Simonte
Michael K. Simonte
Executive Vice President – Finance & Chief Financial Officer (also in the capacity of Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press release dated May 1, 2009	7

6